JPMorgan Funds - JPMorgan Trust II
Rule 10f-3 Transactions
For the period from January 1, 2012 to June 30, 2012

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Small Cap Growth Fund
Trade Date 1/25/2012
Issuer Guidewire Software, Inc. (GWRE) IPO
Cusip 40171V10
Shares 49,600
Offering Price $13.00
Spread $0.91
Cost $644,800
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.58%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, Citigroup,
Stifel Nicolaus Weisel, Pacific Crest Securities
Fund JPMorgan Small Cap Value Fund
Trade Date 1/25/2012
Issuer Guidewire Software, Inc. (GWRE) IPO
Cusip 40171V10
Shares 14,900
Offering Price $13.00
Spread $0.91
Cost $193,700
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.58%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, Citigroup,
Stifel Nicolaus Weisel, Pacific Crest Securities
Fund JPMorgan U.S. Real Estate Fund
Trade Date 2/22/2012
Issuer Health Care REIT, Inc. (HCN) Secondary
Cusip 42217K10
Shares 405,000
Offering Price $53.50
Spread $2.14
Cost $21,667,500
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 9.72%
Syndicate Members BofA Merrill Lynch, Deutsche Bank Securities, J.P.
Morgan, UBS Investment Bank, Wells Fargo Securities, Barclays Capital,
Citigroup, KeyBanc Capital Markets, Morgan Stanley
Fund JPMorgan U.S. Real Estate Fund
Trade Date 3/9/2012
Issuer Simon Property Group, Inc. (SPG) Secondary
Cusip 82880610
Shares 76,700
Offering Price $137.00
Spread $4.11
Cost $10,507,900
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.74%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Goldman, Sachs& Co.,
Citigroup, Deutsche Bank Securities, Morgan Stanley, Credit Suisse,
Evercore Partners, Jefferies, Piper Jaffray, PNC Capital Markets LLC, RBC
Capital Markets, Sandler O'Neill&Partners, L.P., SMBC Nikko, SunTrust
Robinson Humphrey, UBS Investment Bank
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 3/15/2012
Issuer Allison Transmission Holdings, Inc. (ALSN) IPO
Cusip 01973R10
Shares 34,700
Offering Price $23.00
Spread $1.27
Cost $798,100
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 8.49%
Syndicate Members BofA Merrill Lynch, Citigroup, J.P. Morgan, Credit
Suisse, Morgan Stanley, Goldman, Sachs & Co., Barclays Capital, Deutsche
Bank Securities, Baird, KeyBanc Capital Markets, SMBC Nikko
Fund JPMorgan Mid Cap Growth Fund
Trade Date 3/15/2012
Issuer Allison Transmission Holdings, Inc. (ALSN) IPO
Cusip 01973R10
Shares 666,500
Offering Price $23.00
Spread $1.27
Cost $15,329,500
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 8.49%
Syndicate Members BofA Merrill Lynch, Citigroup, J.P. Morgan, Credit
Suisse, Morgan Stanley, Goldman, Sachs & Co., Barclays Capital, Deutsche
Bank Securities, Baird, KeyBanc Capital Markets, SMBC Nikko
Fund JPMorgan Small Cap Value Fund
Trade Date 3/15/2012
Issuer M/A-COM Technology Solutions Holdings, Inc. (MTSI) IPO
Cusip 55405Y10
Shares 14,300
Offering Price $19.00
Spread $1.33
Cost $271,700
Dealer Executing Trade Barclays Bank plc
% of Offering  purchased by firm 1.01%
Syndicate Members Barclays Capital, J.P. Morgan, Jefferies, Needham &
Company, Raymond James, Stifel Nicolaus Weisel
Fund JPMorgan Small Cap Growth Fund
Trade Date 3/22/2012
Issuer ExactTarget, Inc. ((ET) IPO
Cusip 30064K10
Shares 32,600
Offering Price $19.00
Spread $1.33
Cost $619,400
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.49%
Syndicate Members J.P. Morgan, Deutsche Bank Securities. Stifel Nicolaus
Weisel, RBC Capital Markets, Pacific Crest Securities, Canaccord Genuity,
Raymond James
Fund JPMorgan Small Cap Value Fund
Trade Date 3/22/2012
Issuer ExactTarget, Inc. ((ET) IPO
Cusip 30064K10
Shares 14,700
Offering Price $19.00
Spread $1.33
Cost $279,300
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.49%
Syndicate Members J.P. Morgan, Deutsche Bank Securities. Stifel Nicolaus
Weisel, RBC Capital Markets, Pacific Crest Securities, Canaccord Genuity,
Raymond James
Fund JPMorgan Small Cap Value Fund
Trade Date 3/22/2012
Issuer Vantiv, Inc. (VNTV) IPO
Cusip 92210H10
Shares 40,600
Offering Price $17.00
Spread $0.94
Cost $690,200
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.59%
Syndicate Members J.P. Morgan, Morgan Stanley, Credit Suisse, Goldman,
Sachs & Co., Deutsche Bank Securities, Citigroup, UBS Investment Bank,
Jefferies, Raymond James, William Blair & Company, Wells Fargo Securities
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 3/23/2012
Issuer Michael Kors Holdings Limited (KORS) Secondary
Cusip G6075410
Shares 35,300
Offering Price $47.00
Spread $1.41
Cost $1,659,100
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 0.15%
Syndicate Members Morgan Stanley, J.P. Morgan, Goldman, Sachs & Co.,
Baird, Jefferies, Nomura, Piper Jaffray
Fund JPMorgan Equity Income Fund
Trade Date 3/30/2012
Issuer Dunkin' Brands Group, Inc. (DNKN) Secondary
Cusip 26550410
Shares 70,100
Offering Price $29.50
Spread $1.03
Cost $2,067,950
Dealer Executing Trade Barclays Bank plc
% of Offering  purchased by firm 0.37%
Syndicate Members J.P. Morgan, Barclays, Morgan Stanley, BoA Merrill
Lynch, Baird, William Blair & Company, Raymond James, Stifel Nicolaus
Weisel, Wells Fargo Securities, Moelis & Company, SMBC Nikko, Ramirez &
Co., Inc., The Williams Capital Group, L.P.
Fund JPMorgan Small Cap Growth Fund
Trade Date 4/12/2012
Issuer Forum Energy Technologies, Inc. (FET) IPO
Cusip 34984V10
Shares 207,100
Offering Price $20.00
Spread $1.25
Cost $4,142,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.29%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Credit Suisse,
Citigroup, Deutsche Bank Securities, Simmons & Company Inernational,
Tudor Pickering Holt & Co., Capital One Southcoast, Dahlman Rose &
Company, FBR, Howard Weil Incorporated, Johnson Rice & Company L.L.C.
Fund JPMorgan Small Cap Value Fund
Trade Date 4/12/2012
Issuer Forum Energy Technologies, Inc. (FET) IPO
Cusip 34984V10
Shares 95,900
Offering Price $20.00
Spread $1.25
Cost $1,918,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.29%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Credit Suisse,
Citigroup, Deutsche Bank Securities, Simmons & Company Inernational,
Tudor Pickering Holt & Co., Capital One Southcoast, Dahlman Rose &
Company, FBR, Howard Weil Incorporated, Johnson Rice & Company L.L.C.
Fund JPMorgan Small Cap Growth Fund
Trade Date 4/18/2012
Issuer Splunk Inc. (SPLK) IPO
Cusip 84863710
Shares 72,100
Offering Price $17.00
Spread $1.19
Cost $1,225,700
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 3.99%
Syndicate Members Morgan Stanley, Credit Suisse, J.P. Morgan, BofA
Merrill Lynch, UBS Investment Bank, Pacific Crest Securities, Cowen and
Company
Fund JPMorgan Small Cap Value Fund
Trade Date 4/18/2012
Issuer Splunk Inc. (SPLK) IPO
Cusip 84863710
Shares 32,600
Offering Price $17.00
Spread $1.19
Cost $554,200
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 3.99%
Syndicate Members Morgan Stanley, Credit Suisse, J.P. Morgan, BofA
Merrill Lynch, UBS Investment Bank, Pacific Crest Securities, Cowen and
Company
Fund JPMorgan Small Cap Growth Fund
Trade Date 4/19/2012
Issuer Tumi Holdings Inc. (TUMI) IPO
Cusip 89969Q10
Shares 91,400
Offering Price $18.00
Spread $1.08
Cost $1,645,200
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.60%
Syndicate Members Goldman Sachs & Co, Credit Suisse, J.P. Morgan, William
Blair & Company, Jefferies
Fund JPMorgan Small Cap Value Fund
Trade Date 4/19/2012
Issuer Tumi Holdings Inc. (TUMI) IPO
Cusip 89969Q10
Shares 41,400
Offering Price $18.00
Spread $1.08
Cost $745,200
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.60%
Syndicate Members Goldman Sachs & Co, Credit Suisse, J.P. Morgan, William
Blair & Company, Jefferies
Fund JPMorgan Small Cap Growth Fund
Trade Date 5/10/2012
Issuer Audience, Inc. (ADNC) IPO
Cusip 05070J10
Shares 74,800
Offering Price $17.00
Spread $1.19
Cost $1,271,600
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 5.28%
Syndicate Members J.P. Morgan, Credit Suisse, Deutsche Bank Securities,
Pacific Crest Securities
Fund JPMorgan Small Cap Value Fund
Trade Date 5/10/2012
Issuer Audience, Inc. (ADNC) IPO
Cusip 05070J10
Shares 33,300
Offering Price $17.00
Spread $1.19
Cost $566,100
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 5.28%
Syndicate Members J.P. Morgan, Credit Suisse, Deutsche Bank Securities,
Pacific Crest Securities
Fund JPMorgan Equity Index Fund
Trade Date 5/24/2012
Issuer Alexion Pharmaceuticals Inc. (ALXN) Secondary
Cusip 1535110
Shares 14,400
Offering Price $93.02
Spread $0.54
Cost $1,339,488
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.48%
Syndicate Members Goldman Sachs & Co., Cowen and Company, J.P. Morgan
Fund JPMorgan Equity Index Trust
Trade Date 5/24/2012
Issuer Alexion Pharmaceuticals Inc. (ALXN) Secondary
Cusip 1535110
Shares 2,400
Offering Price $93.02
Spread $0.54
Cost $223,248
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.48%
Syndicate Members Goldman Sachs & Co., cowen and Company, J.P. Morgan
Fund JPMorgan U.S. Real Estate Fund
Trade Date 5/30/2012
Issuer UDR, Inc. (UDR) Secondary
Cusip 90265310
Shares 279,750
Offering Price $25.70
Spread $1.03
Cost $7,189,575
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.26%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Citigroup, Credit
Suisse, Morgan Stanley
Fund JPMorgan Intrepid Mid-Cap Fund
Trade Date 6/27/2012
Issuer Digital Realty Trust Inc. (DLR/NYSE) - Secondary Offering
Cusip 25386810
Shares 18,500
Offering Price $72.25
Spread $2.89
Cost $1,336,625
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.41%
Syndicate Members BofA Merrill Lynch, CitiGroup, Credit Suisse, Deutsche
Bank, Goldman, JP Morgan, Morgan Stanley, Barclays, Raymond James, RBC
Capital Markets, RBS, Wells Fargo Securities,Evercore, HSBC, JMP
Securities, Mitsubishi UFJ Securities, Mizuho Securities, Piper Jaffray,
Scotia Capital, SMBC Nikko Capital Markets, Stifel, Nicolaus & Company,
SunTrust Robinson Humphrey